EXHIBIT 10.5

                                   ADDENDUM TO
                      RESTRUCTURE AND SETTLEMENT AGREEMENT
        for Premier P.E.T. Imaging of Wichita, Inc., Dated June 22, 2004

Addendum made as of March 30, 2007 by Lyon Financial Services, Inc. DBA U.S. Bank Portfolio Services as Successor Servicer for DVI Receivables XVI, L.L.C. and as Agent for U.S. Bank, N.A., as Trustee, with offices at 1310 Madrid Street, Suite 103, Marshall, Minnesota 56258 ("USBPS") and Premier P.E.T. Imaging of Wichita, Inc., ( "Obligor")Premier P.E.T. Imaging International, Inc., and The Sagemark Companies LTD., (Collectively "Guarantors");

         WHEREAS, on or about June 22, 2004, Obligors executed and delivered to USBPS a Restructure and Settlement Agreement collectively with the Amended and Restated Rider A to Equipment Schedule 3006-001 (Payment Stream) dated June 22, 2004, (the "Premier Loan");

         WHEREAS, on or about November 8, 2002, The Sagemark Companies LTD. executed and delivered to DVI Financial Services Inc. ("DVI") a Master Loan Agreement and Rider to Loan Documents 3006 each dated November 8, 2002 collectively with the Secured Promissory Note 001 dated November 8, 2002 (the "Sagemark Loan");

         WHEREAS, to further secure payment of the Premier Loan pursuant to a Guaranty and Suretyship Agreement each dated April 25, 2001 (the "Guaranty"), The Sagemark Companies LTD, Premier P.E.T. Imaging International, Inc., (the "Guarantors") guaranteed the obligations of Premier P.E.T. Imaging of Wichita, Inc., under the Premier Loan.

         WHEREAS, to further secure the payment of the Premier Loan and all other obligations to DVI (collectively the "Obligations"), Premier P.E.T. Imaging of Wichita, Inc., The Sagemark Companies LTD., pursuant to a Master Security Agreement each dated April 25, 2001, to the Premier Loan (the "Security Agreement"), granted DVI a first priority security interest in certain Collateral described therein;

         WHEREAS, the Loan, Guaranty, and the Security Agreement collectively shall hereafter be referred to as the "Loan Documents";

         WHEREAS, substantially contemporaneously therewith, DVI contributed the Premier Loan Documents to DVI Receivables XVI, L.L.C. ("DVI XVI"). Thereafter pursuant to an Amended and Restated Indenture, DVI XVI granted a first priority security interest in and pledged the Premier Loan in favor of U.S. Bank, N.A., as Trustee, for the benefit of noteholders which purchased asset backed promissory notes issued by DVI XVI (the "Noteholders");

         WHEREAS, Obligor and Guarantors have requested USBPS as Agent for U.S. Bank N.A., as Trustee to modify the Premier Loan to reflect an adjustment in the payments; and

         WHEREAS, subject to the following terms and conditions, USBPS is willing to modify the Premier Loan as hereinafter provided;

         NOW, THEREFORE, the parties agree as follows:

         At Obligor and Guarantors request, the Premier Loan payments have been amended as reflected below. All others terms and conditions of the contract remain in effect. If the Premier Loan goes into default, the Obligor and Guarantors will immediately pay in accordance with the default provisions of the Premier Loan all sums due under the terms of the Premier Loan and will perform all the obligations of the Premier Loan. If it is necessary for USBPS to proceed legally to enforce the Premier Loan, the Obligor and Guarantors consent to the jurisdiction as set forth in the Premier Loan and agree to pay all costs, including attorney's fees incurred in enforcement of the Premier Loan. It is not necessary for USBPS to proceed against the collateral before proceeding against the Obligor and Guarantors.

         The Obligor and Guarantors do hereby wish to modify the payment terms of the Premier Loan so to fully address the remaining outstanding obligations:

         New Rent Commencement Date: April 25, 2007, Payment Due: $5,857.01
                                     --------------                --------

         Terms in Months from New Rent Commencement Date: Six (6)
                                                          -------

         Six (6) Payments of $5,857.01 (plus applicable taxes)
         -------              --------


         New Rent Commencement Date: October 25, 2007, Payment Due: $14,284.58
                                     ----------------                ---------

         Terms in Months from New Rent Commencement Date: Thirty-Nine (39)
                                                          ----------------

         Thirty-Nine (39) Payments of $14,284.58 (plus applicable taxes)
         -----------------             ---------


         New Rent Commencement Date: January 25, 2011, Payment Due: $275,110.95
                                     ----------------                ----------

         Terms in Months from New Rent Commencement Date: One (1)
                                                          -------

         One (1) Payment of $275,110.95 (plus applicable taxes)
         -------             ----------

         By signing this Addendum, the Obligor and Guarantors acknowledge the above changes to the Loan and authorize USBPS to make such changes. In all other respects the terms and conditions of the Sagemark Loan Documents remain in full force and effect.


Lyon Financial Services, Inc. dba U.S. Bank Portfolio Services as
Successor Servicer for DVI Receivables XVI, L.L.C., and Agent for U.S. Bank, N.A., as Trustee

By: /s/ JANE FOX
Name: Jane Fox
Its:  Director of Operations


 (Signatures continued on next page)

     Signature page for Addendum to ADDENDUM TO RESTRUCTURE AND SETTLEMENT AGREEMENT for Premier P.E.T. Imaging of Wichita, Inc., Dated June 22, 2004, by and between Lyon Financial Services, Inc., Premier P.E.T. Imaging of Wichita, Inc., Premier P.E.T. Imaging International, Inc., and The Sagemark Companies Ltd.


Premier P.E.T. Imaging of Wichita, Inc
By: /s/ GEORGE W. MAHONEY
Name: George W. Mahoney
Its: Chief Financial Officer


/s/ GEORGE W. MAHONEY
Name: The Sagemark Companies Ltd, Guarantor


/s/ GEORGE W. MAHONEY
Name: Premier P.E.T. Imaging International, Inc., Guarantor